UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02752
                                   811-21299

Name of Fund: CMA Money Fund
              Master Money Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, CMA Money Fund and Master Money Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/05

Date of reporting period: 04/01/04 - 03/31/05

Item 1 - Report to Stockholders

                                   CMA Money Fund

                                   Annual Report
                                   March 31, 2005

CMA Money Fund

Important Tax Information

Of the ordinary income distributions paid by CMA Money Fund during the year ended March 31, 2005, 16.32% was attributable to federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund paid long-term capital gain distributions of $.0000003 per share to shareholders of record on March 30, 2005.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2                    CMA MONEY FUND            MARCH 31, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                       6-month         12-month
=================================================================================================
U.S. equities (Standard & Poor's 500 Index)                              + 6.88%          + 6.69%
-------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                             + 8.00           + 5.41
-------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)          +15.13           +15.06
-------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      + 0.47           + 1.15
-------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           + 1.21           + 2.67
-------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)           + 3.39           + 7.84
-------------------------------------------------------------------------------------------------

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation. In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Trustee


                     CMA MONEY FUND            MARCH 31, 2005                  3

A Discussion With Your Fund's Portfolio Manager

      As short-term interest rates rose throughout the period, we maintained an ample exposure to floating rate securities, which allowed us to protect the Fund's underlying value and maintain a more neutral duration.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2005, CMA Money Fund paid shareholders a net annualized dividend of 1.21%. For the six-month period ended March 31, 2005, the Fund paid shareholders a net annualized dividend of 1.67%. The Fund's seven-day yield as of March 31, 2005 was 2.22%.

The average portfolio maturity for CMA Money Fund at March 31, 2005 was 60 days, compared to 66 days as of September 30, 2004 and March 31, 2004. The Fund's average maturity during the past 12 months ranged from a low of 53 days to a high of 78 days.

During the 12-month period, solid economic growth and improving job creation prompted the Federal Reserve Board (the Fed) to begin targeting a more "neutral" federal funds rate. Gross domestic product (GDP), which grew at an annualized rate of 4.5% in the first quarter of 2004, slowed to 3.3% in the second quarter before increasing to 4% in the third quarter and 3.8% in the fourth quarter. A similar level of growth is expected in the first quarter of 2005. Since June 2004, the Fed has continued to remove its overly accommodative monetary policy in a "measured" manner. Over a 10-month period, the Fed increased the federal funds rate 25 basis points (.25%) at each Federal Open Market Committee meeting, bringing the federal funds level from a historic low of 1% to 2.75% by period-end.

As short-term interest rates rose in accordance with the Fed rate hikes, long-term rates remained stubbornly low, producing what Fed Chairman Alan Greenspan in February described as a "conundrum." The result was a considerable flattening of the yield curve, with the two-year Treasury note yield increasing 220 basis points while the 10-year Treasury note yield increased just 65 basis points during the past 12 months. Notably, the short end of the curve has remained quite steep, with a 100 basis point spread between three-month and two-year Treasury securities at period-end. In this environment, concentrating on shorter sectors and maintaining an overweight to the variable rate sectors proved beneficial.

How did you manage the portfolio during the period?

In an effort to promote market stability, the Fed made a concerted effort to increase the transparency of future monetary policy changes, sending fairly clear signals as to its intentions. Thus, the bond market had time to anticipate the period of higher interest rates, and the yield curve began to flatten out in a predictable manner. While interest rates ultimately climbed higher across all maturity ranges, the front end of the yield curve saw yields rise more severely than did the 10-year and 30-year sectors of the curve. The two-year Treasury note yield increased from 1.58% on March 31, 2004 to 3.78% one year later.

Heading into the fiscal year, the Trust had a large overweight position in floating rate securities (approximately 65% of portfolio assets). Because their coupons continuously reset, floating rate securities provide significant protection in a rising rate environment. We were then able to maintain a more neutral duration, when typically such a scenario might call for a slightly short duration posture. With the remainder of the portfolio, we generally focused on the six-month and nine-month areas of the yield curve -- sectors we believed were priced correctly given our view that we would likely see 25 basis point interest rate hikes at every Federal Open Market Committee meeting through the second quarter of 2005. We were unwilling to venture any further out on the curve, as we saw little value from a risk/reward standpoint.

How would you characterize the portfolio's position at the close of the period?

We continue to target an average portfolio duration in the 60-day range, reflecting our cautiously constructive view that there are sectors of the yield curve that represent value. Although the federal funds rate is sure to increase over the near term, we believe that future policy decisions in the third and fourth quarters will become more dependent on the economic data releases. Several factors appear to be threatening the consumer, and could ultimately threaten sustainable economic growth: Higher interest rates may curtail the wealth effect generated by housing prices and mortgage refinancing; job creation has not proved consistent enough to support wage growth; and oil prices, while possibly inflationary, seem to pose a greater risk in reducing discretionary spending.


4                    CMA MONEY FUND            MARCH 31, 2005

While our strategy had called for significant exposure to variable rate notes, the continued tightening of credit spreads throughout the period has served to make that asset class less attractive. As an alternative, our efforts have shifted into short-dated commercial paper as we await better buying opportunities. We find value in the six-month, nine-month and 12-month sectors, as they are fairly priced, in our view, and provide extremely attractive yields given the steepness of the curve in the front end. We believe the federal funds target will be in the 3.5% - 4% range by year-end, and we may shift our bias to be slightly longer should forward rates price in anything more aggressive.

The Trust's portfolio composition, as a percent of net assets, at the end of March and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                           3/31/05       9/30/04
--------------------------------------------------------------------------------
Bank Notes .........................................          2.4%          2.3%
Certificates of Deposit ............................          4.1           1.8
Certificates of Deposit--European ..................          0.6           3.5
Certificates of Deposit--Yankee* ...................          8.4           5.6
Commercial Paper ...................................         17.9           9.0
Corporate Notes ....................................          3.9           2.2
Funding Agreements .................................          6.8           6.1
Master Notes .......................................          0.9           0.8
Medium-Term Notes ..................................         13.4           9.9
Promissory Notes ...................................          0.8           0.8
Short-Term Securities ..............................           --           0.2
U.S. Government Agency Obligations --
  Discount Notes ...................................           --           4.9
U.S. Government & Agency Obligations --
  Non-Discount Notes ...............................         40.5          52.9
Other Assets Less Liabilities ......................          0.3            --
                                                           --------------------
Total ..............................................        100.0%        100.0%
                                                           ====================

*     U.S. branches of foreign banks.

Richard J. Mejzak
Vice President and Portfolio Manager

April 11, 2005


                     CMA MONEY FUND            MARCH 31, 2005                  5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                     Expenses Paid
                                                        Beginning                 Ending           During the Period*
                                                      Account Value            Account Value       October 1, 2004 to
                                                     October 1, 2004           March 31, 2005        March 31, 2005
=====================================================================================================================
Actual
=====================================================================================================================
CMA Money Fund                                            $1,000                 $1,008.30                $2.90
=====================================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================================
CMA Money Fund                                            $1,000                 $1,022.04                $2.92
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of .58%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


6                    CMA MONEY FUND            MARCH 31, 2005

Statement of Assets and Liabilities                               CMA Money Fund

As of March 31, 2005
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Money Trust (the "Trust"), at value
                        (identified cost--$7,749,153,182) ........................                       $  7,742,133,268
                       Prepaid expenses ..........................................                                182,132
                                                                                                         ----------------
                       Total assets ..............................................                          7,742,315,400
                                                                                                         ----------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ............................................   $      2,374,963
                          Administrator ..........................................          1,447,186
                          Other affiliates .......................................          1,217,198           5,039,347
                                                                                     ----------------
                       Accrued expenses and other liabilities ....................                                164,767
                                                                                                         ----------------
                       Total liabilities .........................................                              5,204,114
                                                                                                         ----------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net assets ................................................                       $  7,737,111,286
                                                                                                         ================
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                       Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ..............................                       $    774,413,120
                       Paid-in capital in excess of par ..........................                          6,969,718,080
                       Unrealized depreciation allocated from the Trust--net .....                             (7,019,914)
                                                                                                         ----------------
                       Net Assets--Equivalent to $1.00 per share based on
                        7,744,131,203 shares of beneficial interest outstanding ..                       $  7,737,111,286
                                                                                                          ================

      See Notes to Financial Statements.


                     CMA MONEY FUND            MARCH 31, 2005                  7

Statement of Operations                                           CMA Money Fund

For the Year Ended March 31, 2005
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                       Interest ..................................................                       $         32,035
                       Net investment income allocated from the Trust:
                          Interest and amortization of premium and discount earned                            155,279,105
                          Securities lending--net ................................                                232,871
                          Expenses ...............................................                            (13,342,219)
                                                                                                         ----------------
                       Total income ..............................................                            142,201,792
                                                                                                         ----------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Administration fees .......................................   $     22,605,678
                       Distribution fees .........................................         11,240,321
                       Transfer agent fees .......................................          4,673,101
                       Registration fees .........................................            423,126
                       Printing and shareholder reports ..........................            234,382
                       Professional fees .........................................              8,131
                       Other .....................................................             48,132
                                                                                     ----------------
                       Total expenses ............................................                             39,232,871
                                                                                                         ----------------
                       Investment income--net ....................................                            102,968,921
                                                                                                         ----------------
=========================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Trust--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain--net ........................................                                194,925
                       Change in unrealized appreciation/depreciation--net .......                            (10,103,833)
                                                                                                         ----------------
                       Total realized and unrealized loss--net ...................                             (9,908,908)
                                                                                                         ----------------
                       Net Increase in Net Assets Resulting from Operations ......                       $     93,060,013
                                                                                                         ================

      See Notes to Financial Statements.


8                    CMA MONEY FUND            MARCH 31, 2005

Statements of Changes in Net Assets                               CMA Money Fund

                                                                                               For the Year Ended
                                                                                                   March 31,
                                                                                     ------------------------------------
Increase (Decrease) in Net Assets:                                                          2005                2004
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................   $    102,968,921    $    103,011,358
                       Realized gain--net ........................................            194,925           2,374,422
                       Change in unrealized appreciation/depreciation--net .......        (10,103,833)         (8,496,083)
                                                                                     ------------------------------------
                       Net increase in net assets resulting from operations ......         93,060,013          96,889,697
                                                                                     ------------------------------------
=========================================================================================================================
Dividends & Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................       (102,968,921)       (103,011,361)
                       Realized gain--net ........................................           (194,925)         (2,374,422)
                                                                                     ------------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ............................       (103,163,846)       (105,385,783)
                                                                                     ------------------------------------
=========================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Net proceeds from sale of shares ..........................     49,559,415,127      86,540,708,066
                       Value of shares issued to shareholders in reinvestment of
                        dividends and distributions ..............................        103,164,151         105,377,119
                                                                                     ------------------------------------
                       Total shares issued .......................................     49,662,579,278      86,646,085,185
                                                                                     ------------------------------------
                       Cost of shares redeemed ...................................    (52,775,717,969)    (89,944,767,474)
                       Shares redeemed in connection with the bulk transfer of
                        WCMA shareholder assets ..................................                 --      (8,951,820,500)
                                                                                     ------------------------------------
                       Total shares redeemed .....................................    (52,775,717,969)    (98,896,587,974)
                                                                                     ------------------------------------
                       Net decrease in net assets derived from beneficial interest
                        transactions .............................................     (3,113,138,691)    (12,250,502,789)
                                                                                     ------------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..............................     (3,123,242,524)    (12,258,998,875)
                       Beginning of year .........................................     10,860,353,810      23,119,352,685
                                                                                     ------------------------------------
                       End of year ...............................................   $  7,737,111,286    $ 10,860,353,810
                                                                                     ====================================

      See Notes to Financial Statements.


                     CMA MONEY FUND            MARCH 31, 2005                  9

Financial Highlights                                              CMA Money Fund

                                                                                  For the Year Ended March 31,
The following per share data and ratios have been derived     -------------------------------------------------------------------
from information provided in the financial statements.            2005          2004          2003++         2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of year .....  $      1.00   $      1.00   $      1.00    $      1.00  $      1.00
                                                              -------------------------------------------------------------------
                    Investment income--net .................        .0120         .0063         .0127          .0307        .0586
                    Realized and unrealized gain (loss)--net       (.0012)       (.0004)          --+         (.0008)       .0019
                                                              -------------------------------------------------------------------
                    Total from investment operations .......        .0108         .0059         .0127          .0299        .0605
                                                              -------------------------------------------------------------------
                    Less dividends and distributions:
                       Investment income--net ..............       (.0120)       (.0063)       (.0127)        (.0307)      (.0586)
                       Realized gain--net ..................           --+       (.0001)       (.0001)        (.0005)      (.0001)
                                                              -------------------------------------------------------------------
                    Total dividends and distributions ......       (.0120)       (.0064)       (.0128)        (.0312)      (.0587)
                                                              -------------------------------------------------------------------
                    Net asset value, end of year ...........  $      1.00   $      1.00   $      1.00    $      1.00  $      1.00
                                                              ===================================================================
                    Total Investment Return ................         1.21%          .64%         1.29%          3.11%        6.02%
                                                              ===================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                    Expenses ...............................          .58%@         .57%@         .56%@          .55%         .56%
                                                              ===================================================================
                    Investment income and realized gain--net         1.14%          .68%         1.30%          3.14%        5.87%
                                                              ===================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of year (in thousands) .  $ 7,737,111   $10,860,354   $23,119,353    $27,802,150  $31,505,456
                                                              ===================================================================

+     Amount is less than $(.0001) per share.
++ On February 13, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@     Includes the Fund's share of the Trust's allocated expenses.

      See Notes to Financial Statements.


10                   CMA MONEY FUND            MARCH 31, 2005

Notes to Financial Statements                                     CMA Money Fund

1. Significant Accounting Policies:

CMA Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no load, diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Money Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at March 31, 2005 was 50.2%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own income and expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, receives a distribution fee from the Fund. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


                     CMA MONEY FUND            MARCH 31, 2005                 11

Notes to Financial Statements (concluded)                         CMA Money Fund

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent. Interest is earned by the Fund from FDS based on the difference, if any, between estimated and actual daily beneficial share activity, which results in uninvested net proceeds from sales of Fund shares.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested, cost of shares redeemed and shares redeemed in connection with the bulk transfer of WCMA shareholders assets, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  3/31/2005           3/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................        $103,161,175        $105,316,021
  Net long-term capital gains ..........               2,671              69,762
                                                --------------------------------
Total taxable distributions ............        $103,163,846        $105,385,783
                                                ================================

As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income--net ............................... $     2,673
Undistributed long-term capital gains--net .......................          --
                                                                   -----------
Total undistributed earnings--net ................................       2,673
Capital loss carryforward                                                   --
Unrealized losses--net ...........................................  (7,022,587)*
                                                                   -----------
Total accumulated losses--net .................................... $(7,019,914)
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.

Report of Independent Registered Public Accounting Firm           CMA Money Fund

To the Shareholders and Board of
Trustees of CMA Money Fund:

We have audited the accompanying statement of assets and liabilities of CMA Money Fund as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMA Money Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 20, 2005


12                   CMA MONEY FUND            MARCH 31, 2005

Schedule of Investments                    Master Money Trust     (in Thousands)

                                        Face             Interest          Maturity
Issue                                  Amount              Rate*             Date              Value
======================================================================================================
Bank Notes--2.4%
======================================================================================================
Bank of                               $375,000            2.815+%          2/22/2006       $   375,000
America, NA
------------------------------------------------------------------------------------------------------
Total Bank Notes (Cost--$375,000) ..................................................           375,000
======================================================================================================
Certificates of Deposit--4.1%
======================================================================================================
First Tennessee                        125,000            2.77             5/06/2005           125,000
Bank NA
------------------------------------------------------------------------------------------------------
Wells Fargo                            500,000            2.80+           12/13/2005           500,000
Bank, NA
------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost--$625,000) .....................................           625,000
======================================================================================================
Certificates of Deposit--European--0.6%
======================================================================================================
Calyon                                 100,000            3.27            11/30/2005            99,828
------------------------------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$100,000) ...................................................................            99,828
======================================================================================================
Certificates of Deposit--Yankee--8.4%
======================================================================================================
ABN AMRO                               250,000            1.25             4/05/2005           249,952
Bank NV                                 99,000            2.691+           2/13/2006            98,972
------------------------------------------------------------------------------------------------------
Barclays Capital Inc.                  150,000            2.75             5/03/2005           150,000
------------------------------------------------------------------------------------------------------
Canadian Imperial                       97,000            2.955           12/30/2005            96,513
Bank of Commerce                       180,000            2.87+            4/14/2006           180,000
------------------------------------------------------------------------------------------------------
DEPFA-Bank                              75,000            3.02            10/21/2005            74,828
Europe Plc
------------------------------------------------------------------------------------------------------
HBOS Treasury                           61,000            2.95            12/30/2005            60,691
Services Plc                           184,000            3.05            12/30/2005           183,216
------------------------------------------------------------------------------------------------------
Toronto-Dominion                       100,000            2.95            12/30/2005            99,494
Bank                                    98,000            3.03            12/30/2005            97,566
------------------------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$1,293,342) .................................................................         1,291,232
======================================================================================================
Commercial Paper--17.9%
======================================================================================================
American Honda                          70,000            2.76             4/27/2005            69,855
Finance Corp.
------------------------------------------------------------------------------------------------------
Amstel Funding                          75,000            3.01             6/30/2005            74,431
Corp.
------------------------------------------------------------------------------------------------------
Amsterdam                               20,700            2.67             4/14/2005            20,678
Funding Corp.                           94,300            2.77             4/25/2005            94,119
------------------------------------------------------------------------------------------------------
Chariot                                 73,221            2.76             4/12/2005            73,153
Funding LLC                             25,676            2.77             4/13/2005            25,650
------------------------------------------------------------------------------------------------------
Compass                                 75,000            2.74             4/14/2005            74,920
Securitization LLC
------------------------------------------------------------------------------------------------------
Edison Asset                           127,673            2.74             5/04/2005           127,343
Securitization, LLC
------------------------------------------------------------------------------------------------------
Falcon Asset                           104,336            2.65             4/07/2005           104,282
Securitization                         148,197            2.73             4/14/2005           148,039
Corp.                                   41,261            2.76             4/18/2005            41,204
                                        36,477            2.78             4/26/2005            36,404
------------------------------------------------------------------------------------------------------
Fortis                                 100,000            3.47            12/22/2005            97,371
Funding LLC
------------------------------------------------------------------------------------------------------
HBOS Treasury                            5,390            3.00             6/30/2005             5,349
Services Plc
------------------------------------------------------------------------------------------------------
Jupiter                                 75,319            2.72             4/13/2005            75,245
Securitization                          21,384            2.76             4/14/2005            21,361
Corp.                                   75,000            2.76             4/18/2005            74,896
------------------------------------------------------------------------------------------------------
Kitty Hawk                             100,000            2.76             4/18/2005            99,862
Funding Corp.
------------------------------------------------------------------------------------------------------
Lehman Brothers                        125,000            2.81+            5/06/2005           125,000
Holdings Inc.                           46,000            2.80+           12/05/2005            46,000
------------------------------------------------------------------------------------------------------
New Center                              68,727            2.63             4/01/2005            68,722
Asset Trust
------------------------------------------------------------------------------------------------------
Park Avenue                             30,272            2.76             4/18/2005            30,230
Receivables Co. LLC
------------------------------------------------------------------------------------------------------
Preferred                               30,127            2.64             4/04/2005            30,118
Receivables                            130,944            2.73             4/14/2005           130,805
Funding Corp.                          117,929            2.79             4/28/2005           117,673
------------------------------------------------------------------------------------------------------
SEB AB                                 150,000            2.82+            1/20/2006           150,000
------------------------------------------------------------------------------------------------------
Societe Generale                        75,098            2.78             4/21/2005            74,976
North America, Inc.
------------------------------------------------------------------------------------------------------
Spintab AB                             143,000            3.00             6/29/2005           141,928
------------------------------------------------------------------------------------------------------
Thunder Bay                             35,000            2.61             4/11/2005            34,971
Funding LLC
------------------------------------------------------------------------------------------------------
Westdeutsche                           300,000            2.75             5/04/2005           299,221
Landesbank
Girozentrale
------------------------------------------------------------------------------------------------------
Windmill Funding                       250,000            2.78             4/26/2005           249,498
Corp.
------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost--$2,763,368) ..........................................         2,763,304
======================================================================================================
Corporate Notes--3.9%
======================================================================================================
Blue Heron                              93,000            2.88+            2/22/2006            93,000
Funding IX Ltd.
------------------------------------------------------------------------------------------------------
Newcastle                               60,000            2.88+            3/24/2006            60,000
CDO III, Ltd.
------------------------------------------------------------------------------------------------------
Permanent                               94,000            2.75+            6/10/2005            94,000
Financing Plc                          178,000            2.74+            9/10/2005           178,000
                                       114,000            2.81+            3/10/2006           114,000
------------------------------------------------------------------------------------------------------
Putnam Structured                       40,000            2.89+           10/17/2005            40,000
Products                                26,000            2.89+           11/15/2005            26,000
------------------------------------------------------------------------------------------------------
Total Corporate Notes (Cost--$605,000) .............................................           605,000
------------------------------------------------------------------------------------------------------


                    CMA MONEY FUND            MARCH 31, 2005                 13

Schedule of Investments (continued)         Master Money Trust    (in Thousands)

                                        Face             Interest          Maturity
Issue                                  Amount              Rate*             Date              Value
======================================================================================================
Funding Agreements--6.8%
======================================================================================================
Allstate Life                         $ 45,000            2.79+%          11/01/2005       $    45,000
Insurance Co. (a)
------------------------------------------------------------------------------------------------------
General Electric                        50,000            2.78+           11/01/2005            50,000
Capital Assurance                      150,000            2.75+           12/01/2005           150,000
Co. (a)
------------------------------------------------------------------------------------------------------
ING USA Annuity                         45,000            2.904+           7/18/2005            45,000
and Life Insurance
Co. (a)
------------------------------------------------------------------------------------------------------
Jackson National                        15,000            2.77+            5/02/2005            15,000
Life Insurance Co. (a)
------------------------------------------------------------------------------------------------------
Metropolitan Life                      165,000            2.80+            4/01/2005           165,000
Insurance Co. (a)                       88,000            2.79+            2/01/2006            88,000
------------------------------------------------------------------------------------------------------
Monumental Life                        145,000            2.835+           2/15/2006           145,000
Insurance Co. (a)
------------------------------------------------------------------------------------------------------
New York Life                          226,000            2.91+            5/27/2005           226,000
Insurance Co. (a)
------------------------------------------------------------------------------------------------------
The Travelers                           25,000            2.75+            5/02/2005            25,000
Insurance Co. (a)                       25,000            2.74+            9/16/2005            25,000
                                        45,000            2.75+            3/01/2006            45,000
                                        25,000            2.76+            3/01/2006            25,000
------------------------------------------------------------------------------------------------------
Total Funding Agreements
(Cost--$1,049,000) .................................................................         1,049,000
======================================================================================================
Master Notes--0.9%
======================================================================================================
J.P. Morgan                            140,000            2.77+            8/19/2005           140,000
Securities Inc.
------------------------------------------------------------------------------------------------------
Total Master Notes (Cost--$140,000) ................................................           140,000
======================================================================================================
Medium-Term Notes--13.4%
======================================================================================================
ASIF Global                             54,000            2.84+            4/21/2006            54,000
Financing
------------------------------------------------------------------------------------------------------
American Honda                          50,000            2.73+           11/09/2005            49,987
Finance Corp.
------------------------------------------------------------------------------------------------------
General Electric                        37,500            2.743+          10/24/2005            37,521
Capital Corp.                          290,605            2.93+            4/17/2006           290,605
------------------------------------------------------------------------------------------------------
Goldman Sachs                          202,600            2.80+            4/14/2006           202,619
Group, Inc.
------------------------------------------------------------------------------------------------------
HSBC                                   200,000            2.706+           7/05/2005           200,000
Finance Corp.                          143,125            2.84+            4/24/2006           143,125
------------------------------------------------------------------------------------------------------
MetLife Global                          60,000            2.736+           4/06/2006            60,000
Funding, Inc.                           50,500            2.85+            4/13/2006            50,500
------------------------------------------------------------------------------------------------------
Morgan Stanley                          85,000            2.75+            4/04/2006            85,000
                                        51,000            2.81+            4/13/2006            51,000
                                        76,000            2.89+            4/27/2006            76,000
------------------------------------------------------------------------------------------------------
Nationwide                              52,500            3.12+            4/28/2006            52,500
Building Society
------------------------------------------------------------------------------------------------------
Northern Rock Plc                       91,000            3.00+            4/07/2006            91,000
------------------------------------------------------------------------------------------------------
Restructured Asset                      60,000            2.86+            2/27/2006            60,000
Securities with
Enhanced Returns,
Series 1998-
MM-7-1 Trust
------------------------------------------------------------------------------------------------------
Sigma Finance                           87,500            2.815+           5/05/2005            87,499
Corp.                                  175,000            2.696+           8/08/2005           174,991
------------------------------------------------------------------------------------------------------
Toyota Motor                           100,000            2.711+           8/11/2005           100,000
Credit Corp.                            50,000            2.70+            4/07/2006            50,000
------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                       55,145            3.10+            9/12/2005            55,174
(Cayman Island)
------------------------------------------------------------------------------------------------------
Westpac                                 44,000            2.99+            4/11/2006            43,999
Banking Corp.
------------------------------------------------------------------------------------------------------
White Pine                              50,000            2.81+            1/25/2006            49,992
Finance LLC
------------------------------------------------------------------------------------------------------
Total Medium-Term Notes
(Cost--$2,065,501) .................................................................         2,065,512
======================================================================================================
Promissory Notes--0.8%
======================================================================================================
Goldman Sachs                          125,000            2.87+            4/18/2005           125,000
Group, Inc.
------------------------------------------------------------------------------------------------------
Total Promissory Notes
(Cost--$125,000) ...................................................................           125,000
======================================================================================================
U.S. Government & Agency Obligations--
Non-Discount Notes--40.5%
======================================================================================================
Fannie Mae                              26,800            1.85             6/03/2005            26,745
                                       400,000            2.87+            6/09/2005           399,912
                                        20,000            1.50             6/17/2005            19,935
                                       540,000            2.73+            8/17/2005           539,938
                                        36,000            2.06             8/26/2005            35,861
                                        97,000            2.11             8/26/2005            96,618
                                       984,000            2.733+           8/29/2005           983,805
                                       492,000            2.82+            9/06/2005           491,803
                                        53,400            2.32             9/30/2005            53,105
                                        55,000            2.07            10/21/2005            54,594
                                        55,000            2.10            10/21/2005            54,603
                                        52,510            2.375            5/04/2006            51,719
------------------------------------------------------------------------------------------------------
Federal Farm                            82,000            2.77+            2/21/2006            81,985
Credit Banks                            50,000            2.78+            5/24/2006            49,971
                                        50,000            2.72+           11/24/2006            49,984
                                        44,950            2.635+           4/04/2007            44,919
                                        50,000            2.78+            9/27/2007            49,982
                                        54,750            2.80+            2/20/2008            54,734
------------------------------------------------------------------------------------------------------


14                   CMA MONEY FUND            MARCH 31, 2005

Schedule of Investments (concluded)         Master Money Trust    (in Thousands)

                                        Face             Interest          Maturity
Issue                                  Amount              Rate*             Date              Value
======================================================================================================
U.S. Government & Agency Obligations--
Non-Discount Notes (continued)
======================================================================================================
Federal Home                         $ 125,900            1.50  %          5/13/2005       $   125,692
Loan Banks                             250,000            1.50             8/26/2005           248,481
                                       466,000            2.765+           8/26/2005           465,906
                                        84,000            2.875+           9/12/2005            83,992
                                       170,000            2.505+          10/03/2005           170,004
                                       250,000            2.656+           5/10/2006           249,894
                                        85,000            2.25             5/15/2006            83,574
                                       500,000            2.74+            8/21/2006           499,586
                                        49,500            3.25            11/29/2006            48,968
                                        54,000            3.45             1/10/2007            53,541
------------------------------------------------------------------------------------------------------
Freddie Mac                             75,000            2.15            10/28/2005            74,455
                                        49,000            2.41            11/04/2005            48,703
                                       533,000            2.725+          11/07/2005           533,079
                                       100,000            2.30            11/17/2005            99,274
                                        36,185            2.375           11/25/2005            35,847
                                       102,000            2.35            12/09/2005           101,191
                                        27,600            2.55             5/10/2006            27,230
                                        74,500            3.00            11/09/2006            73,185
------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                     32,000            1.50             3/31/2006            31,394
                                        50,000            2.50            10/31/2006            49,086
------------------------------------------------------------------------------------------------------
Total U.S. Government & Agency
Obligations--Non-Discount Notes
(Cost--$6,254,189) .................................................................         6,243,295
------------------------------------------------------------------------------------------------------
Total Investments
(Cost--$15,395,400**)--99.7% .......................................................        15,382,171

Other Assets Less Liabilities--0.3% ................................................            46,733
                                                                                           -----------
Net Assets--100.0% .................................................................       $15,428,904
                                                                                           ===========

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. Other securities bear interest at the rates shown, payable at fixed dates through maturity. Interest rates on variable rate securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at March 31, 2005.
** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ..........................................     $15,395,400
                                                                    ===========
      Gross unrealized appreciation ...........................     $       200
      Gross unrealized depreciation ...........................         (13,429)
                                                                    -----------
      Net unrealized depreciation .............................     $   (13,229)
                                                                    ===========

+     Variable rate notes.
(a) Restricted securities as to resale, representing 6.8% of net assets, were as follows:

                                                                                                                (in Thousands)
      ------------------------------------------------------------------------------------------------------------------------
      Issue                                                                 Acquisition Date         Cost             Value
      ------------------------------------------------------------------------------------------------------------------------
      Allstate Life Insurance Co., 2.79% due 11/01/2005                        11/01/2004        $   45,000         $   45,000
      General Electric Capital Assurance Co.:
         2.78% due 11/01/2005                                                  11/01/2004            50,000             50,000
         2.75% due 12/01/2005                                                  12/01/2004           150,000            150,000
      ING USA Annuity and Life Insurance Co., 2.904% due 7/18/2005              6/17/2004            45,000             45,000
      Jackson National Life Insurance Co., 2.77% due 5/02/2005                  5/03/2004            15,000             15,000
      Metropolitan Life Insurance Co.:
         2.80% due 4/01/2005                                                    4/01/2004           165,000            165,000
         2.79% due 2/01/2006                                                    2/01/2005            88,000             88,000
      Monumental Life Insurance Co., 2.835% due 2/15/2006                       2/17/2005           145,000            145,000
      New York Life Insurance Co., 2.91% due 5/27/2005                          5/28/2004           226,000            226,000
      The Travelers Insurance Co.:
         2.75% due 5/02/2005                                                    5/03/2004            25,000             25,000
         2.74% due 9/16/2005                                                    9/16/2004            25,000             25,000
         2.75% due 3/01/2006                                                    3/01/2005            45,000             45,000
         2.76% due 3/01/2006                                                    3/01/2005            25,000             25,000
      ------------------------------------------------------------------------------------------------------------------------
      Total                                                                                      $1,049,000         $1,049,000
                                                                                                 ==========         ==========

      Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                                                (in Thousands)
      --------------------------------------------------------------------------------------------------------
                                                                               Net           Interest/Dividend
      Affiliate                                                             Activity              Income
      --------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Money Market Series              $ (61,612)              $ 20
      Merrill Lynch Premier Institutional Fund                              (554,449)              $409
      --------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


                     CMA MONEY FUND            MARCH 31, 2005                 15

Statement of Assets and Liabilities                           Master Money Trust

As of March 31, 2005
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$15,395,399,967)                                                       $15,382,170,871
                       Cash .............................................................                                    631
                       Receivables:
                          Interest ......................................................   $    36,868,723
                          Contributions .................................................        11,757,205           48,625,928
                                                                                            ---------------
                       Prepaid expenses .................................................                                 52,097
                                                                                                                 ---------------
                       Total assets .....................................................                         15,430,849,527
                                                                                                                 ---------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Investment adviser ............................................         1,512,749
                          Other affiliates ..............................................           170,234            1,682,983
                                                                                            ---------------
                       Accrued expenses .................................................                                262,410
                                                                                                                 ---------------
                       Total liabilities ................................................                              1,945,393
                                                                                                                 ---------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                        $15,428,904,134
                                                                                                                 ===============
================================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ...............................................                        $15,442,133,230
                       Unrealized depreciation--net .....................................                            (13,229,096)
                                                                                                                 ---------------
                       Net Assets .......................................................                        $15,428,904,134
                                                                                                                 ===============

      See Notes to Financial Statements.


16                   CMA MONEY FUND            MARCH 31, 2005

Statement of Operations                                       Master Money Trust

For the Year Ended March 31, 2005
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned .........                        $   300,694,847
                       Securities lending--net ..........................................                                429,102
                                                                                                                 ---------------
                       Total income .....................................................                            301,123,949
                                                                                                                 ---------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................   $    22,428,317
                       Accounting services ..............................................         2,111,458
                       Custodian fees ...................................................           423,905
                       Professional fees ................................................           140,051
                       Trustees' fees and expenses ......................................           115,237
                       Pricing fees .....................................................            53,772
                       Printing and shareholder reports .................................            26,605
                       Other ............................................................           148,620
                                                                                            ---------------
                       Total expenses ...................................................                             25,447,965
                                                                                                                 ---------------
                       Investment income--net ...........................................                            275,675,984
                                                                                                                 ---------------
================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ................................                                350,251
                       Change in unrealized appreciation/depreciation on investments--net                            (19,014,309)
                                                                                                                 ---------------
                       Total realized and unrealized loss--net ..........................                            (18,664,058)
                                                                                                                 ---------------
                       Net Increase in Net Assets Resulting from Operations .............                        $   257,011,926
                                                                                                                 ===============

      See Notes to Financial Statements.


                     CMA MONEY FUND            MARCH 31, 2005                 17

Statements of Changes in Net Assets                           Master Money Trust

                                                                                                      For the Year Ended
                                                                                                           March 31,
                                                                                            -------------------------------------
Increase (Decrease) in Net Assets:                                                                 2005                2004
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................   $     275,675,984   $     224,167,606
                       Realized gain--net ...............................................             350,251           2,862,817
                       Change in unrealized appreciation/depreciation--net ..............         (19,014,309)         (5,794,776)
                                                                                            -------------------------------------
                       Net increase in net assets resulting from operations .............         257,011,926         221,235,647
                                                                                            -------------------------------------
=================================================================================================================================
Capital Transactions
---------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ......................................     128,134,342,599     135,901,777,616
                       Fair value of withdrawals ........................................    (132,249,310,652)   (139,965,166,016)
                                                                                            -------------------------------------
                       Net decrease in net assets derived from capital transactions .....      (4,114,968,053)     (4,063,388,400)
                                                                                            -------------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets .....................................      (3,857,956,127)     (3,842,152,753)
                       Beginning of year ................................................      19,286,860,261      23,129,013,014
                                                                                            -------------------------------------
                       End of year ......................................................   $  15,428,904,134   $  19,286,860,261
                                                                                            =====================================

      See Notes to Financial Statements.

Financial Highlights                                          Master Money Trust

                                                                                   For the Year Ended             For the Period
                                                                                        March 31,               February 13, 2003+
The following ratios have been derived from                                 ---------------------------------      to March 31,
information provided in the financial statements.                                 2005             2004                2003
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return .........................              1.64%              1.06%                 .90%*
                                                                            ======================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ........................................               .15%               .15%                 .21%*
                                                                            ======================================================
                       Investment income and realized gain--net ........              1.60%              1.08%                1.25%*
                                                                            ======================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ........    $   15,428,904     $   19,286,860      $    23,129,013
                                                                            ======================================================

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


18                   CMA MONEY FUND            MARCH 31, 2005

Notes to Financial Statements                                 Master Money Trust

1. Significant Accounting Policies:

Master Money Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market value quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements -- The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes -- The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


                     CMA MONEY FUND            MARCH 31, 2005                 19

Notes to Financial Statements (concluded)                     Master Money Trust

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates: .25% of the Trust's average daily net assets not exceeding $500 million; .175% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .125% of the average daily net assets in excess of $1 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended March 31, 2005, MLIM, LLC received $181,229 in securities lending agent fees.

For the year ended March 31, 2005, the Trust reimbursed FAM $364,193 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


20                   CMA MONEY FUND            MARCH 31, 2005

Report of Independent Registered Public Accounting Firm       Master Money Trust

To the Investors and Board of Trustees of Master Money Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Money Trust as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Money Trust as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 20, 2005


                     CMA MONEY FUND            MARCH 31, 2005                 21

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of MLIM/FAM-advised funds since 2005;       124 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         163 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P. Trustees
              serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
              President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1981/    Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               2002     State University of New York at Albany since 2000     48 Portfolios
            08543-9095                  to       and Professor thereof from 1989 to 2000;
            Age: 64                     present  International Consultant, Urban Institute from
                                                 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1994/    Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               2002 to  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                  present  Management, Northwestern University from 1985                         Inc. (manu-
            Age: 52                              to 1989; Associate Professor, Graduate School of                      facturing)
                                                 Business Administration, University of Michigan
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School of Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000; Director
                                                 of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000/    President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               2002 to  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                  present  Service from 1961 to 1995, Career Minister, from 1989
            Age: 69                              to 1995; Deputy Inspector General, U.S. Department
                                                 of State from 1991 to 1994; U.S. Ambassador to the
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1979/    Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne &
West        Princeton, NJ               2002 to  1984 to 1993 and since 1995 Dean Emeritus of          48 Portfolios   Co., Inc.
            08543-9095                  present  New York University Leonard N. Stern School of                        (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)


22                   CMA MONEY FUND            MARCH 31, 2005

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000/    Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               2002 to  Executive Vice President of The Prudential            48 Portfolios
            08543-9095                  present  Insurance Company of America from 1988 to
            Age: 70                              1994; former Director of Prudential Reinsurance
                                                 Company and former Trustee of The Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993/    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    2002 to  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          present  since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    and      1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President,
                                        1999 to  Treasurer and Secretary of the IQ Funds since 2004.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Richard J.  P.O. Box 9011  Vice         2001/     Director of MLIM since 2000; Vice President of MLIM from 1996 to 2000.
Mejzak      Princeton, NJ  President    2002 to
            08543-9011                  present
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to
                                                 2000; Senior Counsel in the Commission's Division of Enforcement from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund/Trust serve at the pleasure of the Board of Trustees.
            ------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Trustee and Kevin A. Ryan, Trustee of CMA Money Fund and Master Money Trust retired. The Fund's/Trust's Board of Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund and the Trust.
--------------------------------------------------------------------------------


                     CMA MONEY FUND            MARCH 31, 2005                 23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

CMA Money Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #11213 -- 3/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         CMA Money Fund

         (a) Audit Fees -         Fiscal Year Ending March 31, 2005 - $6,500
                                  Fiscal Year Ending March 31, 2004 - $6,200

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2005 - $6,300
                                  Fiscal Year Ending March 31, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         Master Money Trust

         (a) Audit Fees -         Fiscal Year Ending March 31, 2005 - $41,000
                                  Fiscal Year Ending March 31, 2004 - $42,000

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2005 - $8,700
                                  Fiscal Year Ending March 31, 2004 - $8,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2)  0%

         (f) Not Applicable

         (g) Fiscal Year Ending March 31, 2005 - $10,018,400
             Fiscal Year Ending March 31, 2004 - $16,708,160

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CMA Money Fund and Master Money Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    CMA Money Fund and Master Money Trust

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    CMA Money Fund and Master Money Trust

Date: May 23, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    CMA Money Fund and Master Money Trust

Date: May 23, 2005